PIMCO Variable Insurance Trust

Supplement Dated March 5, 2009 to the

Administrative Class Prospectus, dated May 1, 2008,

Institutional Class Prospectus, dated May 1, 2008,

Administrative Class Prospectus for the Money Market Portfolio, dated May 1, 2008 and

Institutional Class Prospectus for the Money Market Portfolio, dated May 1, 2008

Disclosure Related to the PIMCO Money Market Portfolio

(the “Portfolio”)

To maintain certain net yields for the Portfolio, Pacific Investment Management Company LLC (“PIMCO”) and certain affiliates have entered into a Fee and Expense Limitation Agreement with the Portfolio (the “Agreement”) pursuant to which PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of: (i) first, any service fees applicable to a class of the Portfolio; (ii) second, to the extent necessary, the Portfolio’s Supervisory and Administrative Fee; and (iii) third, to the extent necessary, the Portfolio’s Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or its affiliates.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the Portfolio any portion of the Supervisory and Administrative Fee or Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and PIMCO Variable Insurance Trust, exceed 0.0049% of the class of the Portfolio’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Portfolio to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Portfolio will not reimburse PIMCO or its affiliates for any portion of the service fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Portfolio will maintain a positive net yield.

To the extent PIMCO or its affiliates waive, reduce or reimburse any portion of the service fees pursuant to the Agreement, PIMCO or its affiliates may pay or reimburse financial institutions for services for which such financial institutions normally receive service fees from the Portfolio out of PIMCO’s or its affiliates’ own assets. These payments and reimbursements may be made from profits received by PIMCO from Advisory Fees and Supervisory and Administrative Fees paid to PIMCO by the Portfolio.

Investors Should Retain This Supplement For Future Reference